UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)    January 15, 2004
                                                     --------------------------
                                                      (January 15, 2004)
                                                     --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The following is a press release issued by the Company on January 15, 2004 and other select financial information.

        PNM Resources Forecasts 2004 Earnings of $1.90 to $2.15 per Share

ALBUQUERQUE, N.M., January 15, 2004 -PNM Resources (NYSE: PNM) today issued earnings guidance for 2004. The company estimates that ongoing earnings, without any one-time gains or charges, will range between $1.90 and $2.15 per share in 2004. This compares to a 2003 earnings range of $1.80 to $2.05. PNM plans to announce 2003 fourth quarter and full year earnings on February 10, 2004.

Key Factors for 2004 Results

Key drivers expected to generate earnings growth in 2004 include: improving long-term wholesale electric sales, the implementation of the new gas rates, lower fuel costs, reduced interest costs, growth in gas and electric load and continued efficiencies in managing operating costs. These potential improvements will be partially offset by the impact of the electric rate reduction implemented in September 2003, lower wholesale electric market prices and higher benefits costs in 2004.

"The completion of our gas rate case, strong growth in our long-term contract business and continued progress on cost control in a fixed rate environment are expected to provide a strong base for growth in 2004", said PNM Resources' CEO Jeff Sterba.

Volatility Factors Affecting 2004 Earnings Performance

Earnings variability within the expected range of $1.90 to $2.15 for 2004 will be affected by a number of factors, including:
     o Prices and liquidity in the wholesale power market and the company's ability to expand its portfolio of long-term sales contracts in that market.
     o Weather in New Mexico over the course of the year and growth in PNM's retail electric and gas utility in New Mexico.
     o The performance of PNM generating plants and fuel costs for those plants.
     o Management's continued ability to efficiently manage operating costs throughout the company.

These and other significant variables underlying the company's current 2004 earnings forecast are discussed in more detail in the investor section of the PNM website at pnm.com.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 450,000 natural gas customers and 390,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our web site at www.pnm.com.

                                  PNM Resources
                  Financial Information Issued January 15, 2004


Earnings Guidance for 2004
2004 Earnings Range:  $1.90 - $2.15

Low End Assumptions
o Average wholesale price      $37/MWh
o Merchant sales velocity      1.7x
o Retail electric load growth  1.0%
o Retail gas customer growth   1.8%

EPS Opportunities/Risks
o Wholesale price $1 +/-              = $0.02
o Merchant sales velocity  0.1x +/-   = $0.005
o Retail electric growth 1% +/-       = $0.03
o Retail gas growth        1% +/-     = $0.02

Please note that these are annualized simplifying guidelines that attempt to quantify a number of complex and interdependent factors affecting the company's earnings. These are provided to generally assist investors in developing their own independent assessment of the company's future earnings prospects.


2003 Estimated Performance vs. 2004 Assumptions Guidance


                                   2003 Estimated       2004 Low End
                                     Performance         Assumptions
                                   --------------       ------------

Average wholesale price                 $42/MWh            $37/MWh
Merchant sales velocity                  1.95x              1.7x
Retail electric load growth              3.0%               1.0%
Retail gas growth                        1.8%               1.8%


Weather Information
Heating Degree Days/Cooling Degree Days

2003                 Q1         Q2         Q3       Q4      2003 Total
----                 --         --         --       --      ----------
HDD               1,868        294          1     1,529        3,692
CDD                   0        447      1,198        26        1,671
                                                             10 year
Average                                                   average total
-------                                                   -------------
HDD               1,977        280        956         4        3,941
CDD                   0        380        956         4        1,340

The cooling degree day (CDD) value is the accumulation in degrees that the daily mean temperature was above 65 degrees F. The heating degree day (HDD) value is the accumulation in degrees that the daily mean temperature was below 65 degrees F.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PNM RESOURCES, INC. AND
                                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                -----------------------------------------------
                                                 (Registrants)


Date:  January 15, 2004                        /s/ Thomas Sategna
                                -----------------------------------------------
                                                 Thomas Sategna
                                    Vice President and Corporate Controller
                                 (Officer duly authorized to sign this report)